Exhibit 10.1

FOURTH AMENDMENT
TO CREDIT AND GUARANTY AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of July 28, 2017 and is entered into by and among TRONOX PIGMENTS (NETHERLANDS) B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under Dutch law, having its corporate seat (statutaire zetel) in Amsterdam, The Netherlands and having its registered office address at Naritaweg 165, Telestone 8, (1043BW), Amsterdam, The Netherlands, registered with the trade register of the chamber of commerce in Amsterdam, The Netherlands under number 34132341 (the “Borrower”), TRONOX LIMITED (ACN 153 348 111), an Australian public limited company incorporated in the Commonwealth of Australia (“Holdings”), the Lenders party hereto, GOLDMAN SACHS BANK USA (“GS”), as Administrative Agent (“Administrative Agent”), and the GUARANTORS listed on the signature pages hereto, and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 8, 2012 (as amended by that certain First Amendment to Credit and Guaranty Agreement dated as of May 11, 2012, that certain Second Amendment to Credit and Guaranty Agreement dated as of March 19, 2013, and that certain Third Amended to Credit and Guaranty Agreement dated as of April 23, 2014, and as further amended through the date hereof without giving effect to the amendments set forth herein, the “Existing Credit Agreement”) by and among the Borrower, Holdings, Tronox Incorporated, a Delaware corporation (“US Holdings”), the subsidiaries of Holdings named therein or from time to time party thereto, the Lenders, the Administrative Agent, Collateral Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Existing Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”).

RECITALS

WHEREAS, the Credit Parties have requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement as provided for herein; and

WHEREAS, subject to the conditions set forth herein, the Lenders party hereto are willing to agree to such amendments relating to the Existing Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.     AMENDMENT

The Existing Credit Agreement is hereby amended as follows:

1.1	Section 1.1 of the Credit Agreement is hereby amended by amending and restating each of the following defined terms to read in its entirety as follows:

“Blocked Reinvestment Account” means a Deposit Account maintained by Holdings or Tronox US with a financial institution selected by Administrative Agent, which Deposit Account is subject to a control agreement or other Collateral Document reasonably satisfactory to the Administrative Agent, and which Deposit Account shall have no amounts on deposit therein other than with respect to any Net Asset Sale Proceeds or Net Insurance/Condemnation Proceeds required to be deposited therein pursuant to Section 2.11(a), Section 2.11(b) or Section 2.11 (c); provided that none of Holdings or any of its Subsidiaries may withdraw or transfer any amounts on deposit in such Blocked Reinvestment Account without the prior written consent of Administrative Agent (which, (i) with respect to Non-Alkali Asset Sale Proceeds and Net Insurance/Condemnation Proceeds, shall not be unreasonably withheld or delayed, and which shall be given if the covenant Event of Default referenced in clause (B) of Section 2.11(a) and clause (B) of Section 2.11(b) has been cured (if such Event of Default is capable of cure) or waived in accordance with the terms hereof and, (ii) with respect to Specified Alkali Proceeds, shall be given in accordance with the terms of Section 2.11(c)), including in the event that the covenant Event of Default referenced in clause (B) of the last sentence of Section 2.11(c) has been cured (if such Event of Default is capable of cure) or waived in accordance with the terms hereof.

“Hedge Agreement” means an Interest Rate Agreement, Currency Agreement or Eligible Commodity Hedging Agreement, in each case entered into with a Lender Counterparty.

1.2	Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms to such Section, each in its appropriate alphabetical order:

“Non-Alkali Asset Sale Proceeds” means Net Asset Sale Proceeds that are not Specified Alkali Proceeds.

“Specified Alkali Proceeds” means the Net Asset Sale Proceeds received by Holdings or any of its Subsidiaries with respect to the Specified Alkali Sale.

“Specified Alkali Sale” means an Asset Sale by Holdings and/or its Subsidiaries of all or substantially all of the assets and/or Equity Interests comprising the alkali business.

“Specified Alkali Sale Date” means date on which the Specified Alkali Sale is consummated.

“Specified Cristal Purchase” means the acquisition by Holdings or any other Credit Party of the titanium dioxide business of The National Titanium Dioxide Company Ltd., a limited company organized under the laws of the Kingdom of Saudi Arabia (“Cristal”) and Cristal Inorganic Chemicals Netherlands Cooperatief W.A., a cooperative organized under the laws of the Netherlands and a wholly owned subsidiary of Cristal (the “Seller”), pursuant to that certain Transaction Agreement dated as of February 21, 2017, between Holdings, Cristal and the Seller, as the same may be amended, restated, supplemented or otherwise modified from time to time; provided that any such amendments, restatements, supplements or modifications that are material and adverse to the Lenders shall require the consent of the Administrative Agent.

“Specified Excess Alkali Proceeds” means the Specified Alkali Proceeds in excess of $750,000,0000 on the Specified Alkali Sale Date, as reduced in connection with the Specified Cristal Purchase pursuant to Section 2.11(c).

“Specified Initial Alkali Proceeds” means the Specified Alkali Proceeds in an amount up to $750,000,000 on the Specified Alkali Sale Date, as reduced (i) in connection with the Specified Cristal Purchase pursuant to Section 2.11(c) and (ii) in connection with reinvestments pursuant to Section 2.11(c).

1.3	Section 2.11(a) of the Credit Agreement is hereby amended by replacing each reference therein to “Net Asset Sale Proceeds” with the following text: “Non-Alkali Asset Sale Proceeds”.

1.4	Section 2.11(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(c) On the Specified Alkali Sale Date, the Specified Alkali Proceeds shall be deposited by Holdings or any of its Subsidiaries in possession of such Specified Alkali Proceeds in the Blocked Reinvestment Account. (i) To the extent that the Specified Cristal Purchase is consummated on or before the one-year anniversary of the Specified Alkali Sale Date, and to the extent that the Borrower delivers notice to the Administrative Agent at least [ten] Business Days in advance of the consummation of the Specified Cristal Purchase and delivers a certificate of an Authorized Officer certifying that the Specified Cristal Purchase is permitted under the Credit Documents, the Administrative Agent shall release to the Credit Parties, (x) first, a portion (up to the full amount) of the Specified Initial Alkali Proceeds, and (y) second, to the extent that the amount released pursuant to the preceding clause (x) is less than the purchase price of the Specified Cristal Purchase, a portion (up to the full amount) of the Specified Excess Alkali Proceeds, with the aggregate amount released pursuant to the preceding clauses (x) and (y) not to exceed the purchase price of the Specified Cristal Purchase, which aggregate amount shall be applied toward the Specified Cristal Purchase, and (ii) upon the one-year anniversary of the Specified Alkali Sale Date, any portion of the Specified Excess Alkali Proceeds that has not been released pursuant to the foregoing clause (i) shall be immediately applied to prepay the Loans as set forth in Section 2.12(b). No later than the one-year anniversary of the Specified Alkali Sale Date, the Borrower shall prepay or cause to be prepaid the Loans as set forth in Section 2.12(b) in an aggregate amount equal to the Specified Initial Alkali Proceeds as of such date; provided that no prepayment shall be required on such date in respect of such Specified Initial Alkali Proceeds for which Holdings or Tronox US shall have delivered to the Administrative Agent prior to such date a certificate of an Authorized Officer certifying in good faith that (A) no Specified Event of Default and no other Event of Default (other than in respect of any covenants hereunder) has occurred and is continuing, (B) no Event of Default in respect of any covenants hereunder has occurred and is continuing (and if such Authorized Officer cannot make such certification, it may certify that Holdings and Tronox US intend to cure (if such cure is possible), or obtain a waiver in respect of, such Event of Default within 30 days after the date of delivery of such certificate (it being understood and agreed that, solely in the circumstances contemplated by this clause (B), such Specified Initial Alkali Sale Proceeds shall not be required to be prepaid and shall not be permitted to be reinvested hereunder until the earlier of such cure (if such cure is possible) or waiver and the end of such 30 day period (and pending resolution of the foregoing, such Specified Initial Alkali Sale Proceeds shall remain on deposit in the Blocked Reinvestment Account) and if such cure (if such cure is possible) or waiver has not occurred by the end of such 30 day period, Borrower shall immediately prepay or cause to be prepaid the Loans as set forth in Section 2.12(b) with such Specified Initial Alkali Sale Proceeds)), and (C) during the Permitted Reinvestment Period (which period, for the avoidance of doubt, shall be deemed to have commenced on the Specified Alkali Sale Date), Holdings and its Subsidiaries intend to reinvest (or intend during such period to commit in writing to reinvest) such Specified Initial Alkali Sale Proceeds in assets with respect to which the Collateral Agent will have a Lien of at least the same priority as the priority of its Lien on the assets sold or disposed of, that such assets in which it will reinvest are useful in the business of Holdings or any of its Subsidiaries and such Specified Initial Alkali Sale Proceeds shall not be reinvested in Equity Interests (it being understood and agreed that, with respect to any Specified Initial Alkali Sale Proceeds covered by such certificate of an Authorized Officer that are not reinvested during the Permitted Reinvestment Period as set forth above, (x) no Default or Event of Default shall be deemed to have occurred merely because Holdings previously provided a certificate indicating its intent to reinvest (so long as such certificate was not submitted in bad faith) and (y) Holdings or Tronox US shall cause Borrower not later than the first Business Day after the end of such Permitted Reinvestment Period to prepay the Loans as set forth in Section 2.12 (b) in an aggregate amount equal to such Specified Initial Alkali Sale Proceeds not reinvested); provided, however, that (i) no reinvestment otherwise permitted hereunder may be made if at the time of any such reinvestment an Event of Default has occurred and is continuing, (ii) any Specified Initial Alkali Sale Proceeds received by a Non-US Entity from a sale or other disposition of property or assets otherwise permitted under the Credit Documents shall be excluded from this prepayment obligation to the extent applicable law or regulation prohibits transfer of such proceeds to Borrower or a Guarantor, and (iii) if such Specified Initial Alkali Sale Proceeds are not subject to the restrictions described in the immediately preceding clause (ii), Holdings or Tronox US shall cause such Non-US Entity to distribute such Specified Initial Alkali Sale Proceeds to the Borrower promptly after receipt thereof for distribution in accordance with the provisions hereof. Except as otherwise provided above, the Specified Initial Alkali Proceeds specified in a reinvestment notice delivered pursuant to the immediately preceding sentence shall be released from the Blocked Reinvestment Account promptly following receipt of such notice, pending such reinvestment or repayment.

1.5	Section 2.12(d) of the Credit Agreement is hereby amended by replacing the reference therein to “Section 2.11(a), (b) or (e)” with the following text: “Section 2.11(a), (b), (c) or (e)”.

1.6	Section 2.11(g) of the Credit Agreement is hereby amended by replacing each reference therein to “Sections 2.11(a) and 2.11(b)” with the following text: “Sections 2.11(a), 2.11(b) and 2.11(c)”.

1.7	Section 6.1(t) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(t) Indebtedness under Eligible Commodity Hedging Agreements, Interest Rate Agreements and Currency Agreements; provided, that such Eligible Commodity Hedging Agreements, Interest Rate Agreements and Currency Agreements shall be unsecured unless they constitute Hedge Agreements;

1.8	Section 6.6(k) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(k) Eligible Commodity Hedging Agreements, Interest Rate Agreements and Currency Agreements which constitute Investments; provided that (i) such Eligible Commodity Hedging Agreements, Interest Rate Agreements and Currency Agreements shall not be secured by any assets unless they constitute Hedge Agreements; and (ii) Administrative Agent shall have received a certificate of an Authorized Officer of Tronox US notifying Administrative Agent of the entry into any such Hedge Agreement;

1.9
Section 6.8 of the Credit Agreement is hereby amended by (a) deleting the text “and” at the end of clause (j) therein, (b) replacing the period at the end of clause (k) therein with the text “; and”, and (c) inserting the following clause (l) at the end of such Section:

(l) the Specified Alkali Sale; provided that (1) the consideration received in connection with the Specified Alkali Sale shall be in an amount at least equal to the fair market value of the assets being sold (determined in good faith by the board of directors of Holdings (or similar governing body)), (2) no less than 100% of such consideration shall be paid in Cash and (3) the Specified Alkali Proceeds shall be applied as required by Section 2.11(c).

SECTION II.     LENDER AUTHORIZATION

Each Lender party hereto hereby authorizes the Administrative Agent and the Collateral Agent to enter into any other Credit Documents or any amendments, amendments and restatements, reaffirmations or modifications with respect thereto, in each case as necessary to reflect the amendments to the Existing Credit Agreement set forth herein and in the Amended Credit Agreement.

SECTION III.     CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Fourth Amendment Effective Date”):

3.1
Execution. The Administrative Agent shall have received counterpart signature pages of this Amendment duly executed by each of the Credit Parties, the Administrative Agent and Lenders constituting the Requisite Lenders.

3.2
Governmental Authorizations and Consents. Each Credit Party shall have obtained all material Governmental Authorizations and all material consents of other Persons, in each case that are necessary or advisable in connection with the transactions contemplated by this Amendment and each of the foregoing shall be in full force and effect and in form and substance reasonably satisfactory to Administrative Agent. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the transactions contemplated by this Amendment and no action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired;

3.3
Fees. Borrower shall have paid (i) to each Agent the fees payable on or before the Fourth Amendment Effective Date and all expenses payable pursuant to Section 10.2 of the Existing Credit Agreement which have accrued to the Fourth Amendment Effective Date and (ii) to the Administrative Agent, for distribution to each Lender that unconditionally submits an executed signature page to this Amendment no later than July 25, 2017, at 4:00 p.m. (New York time) (such Lenders, collectively, the “Consenting Lenders”), an amendment fee equal to 0.05% of the aggregate principal amount of all Consenting Lenders’ Term Loans outstanding on the Fourth Amendment Effective Date, which fee shall be non-refundable and fully earned and payable on the Fourth Amendment Effective Date.

3.4
Fourth Amendment Effective Date Certificate. Holdings and Borrower shall have delivered to Administrative Agent an originally executed Fourth Amendment Effective Date Certificate, together with all attachments thereto, which shall include a certification that no Credit Party is prevented by Chapter 2E or Chapter 2J or any other provision of the Corporations Act from entering into this Amendment and performing its obligations under the Amended Credit Agreement or any other Credit Document to which it is expressed to be a party.

3.5
No Default. As of the Fourth Amendment Effective Date, no event shall have occurred and be continuing or would result from the consummation of the transactions contemplated hereby or by the Amended Credit Agreement that would constitute an Event of Default or a Default.

3.6
Accuracy of Representations. As of the Fourth Amendment Effective Date, the representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

3.7
No Litigation. There shall not exist any action, suit, investigation, litigation, proceeding, hearing or other legal or regulatory developments, pending or threatened in any court or before any arbitrator or Governmental Authority that, in the reasonable opinion of the Administrative Agent, singly or in the aggregate, materially impairs any of the transactions contemplated by this Amendment or that could have a Material Adverse Effect.

SECTION IV.      REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Lenders to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to the Administrative Agent and the Lenders that the following statements are true and correct:

4.1 Corporate Power and Authority. Each Credit Party which is party hereto has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment, the Amended Credit Agreement and the other Credit Documents.

4.2 Authorization of Agreements. The execution and delivery of this Amendment and the performance of this Amendment, the Amended Credit Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party.

4.3 No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of this Amendment, the Amended Credit Agreement and the other Credit Documents do not and will not (a) except as could not reasonably be expected to result in a Material Adverse Effect, violate (i) any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries or (ii) any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries; (b) except as could not reasonably be expected to result in a Material Adverse Effect, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries; (c) violate any of the Organizational Documents of Holdings or any of its Subsidiaries, (d) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of the Secured Parties and any Liens created under any Additional Facility Credit Documents in favor of the ABL Agent or any Alternative Facility Agent, as the case may be); or (e) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Fourth Amendment Effective Date.

4.4 Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of this Amendment, the Amended Credit Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

4.5 Binding Obligation. This Amendment has been duly executed and delivered by each of the Credit Parties party hereto and this Amendment and the Amended Credit Agreement each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforce-able against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

4.6 Incorporation of Representations and Warranties from Amended Credit Agreement. The representations and warranties contained in Section 4 of the Amended Credit Agreement are and will be true and correct on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct on and as of such earlier date.

4.7 Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment or the Amended Credit Agreement that would constitute an Event of Default or a Default.

SECTION V.     REAFFIRMATION, ACKNOWLEDGMENT AND CONSENT

Each Credit Party hereby acknowledges that it has reviewed the terms and provisions of the Amended Credit Agreement and this Amendment and consents to the amendment of the Existing Credit Agreement effected pursuant to this Amendment. Each Credit Party hereby confirms and reaffirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” and “Secured Obligations”, as applicable, under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document).

Each Credit Party acknowledges and agrees that, after giving effect to this Amendment, any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and all of its obligations under the Credit Documents shall be valid and enforceable and shall not be im-paired or limited by the execution or effectiveness of this Amendment or the Amended Credit Agreement. As of the Fourth Amendment Effective Date, each Credit Party reaffirms each Lien it granted to the Collateral Agent for the benefit of the Secured Parties, and any Liens that were otherwise created or arose under each of the Credit Documents to which such Credit Party is party and reaffirms the guaranties made in favor of each Secured Party under each of the Credit Documents to which such Credit Party is party, which Liens and guaranties shall continue in full force and effect during the term of the Amended Credit Agreement and any amendments, amendments and restatements, supplements or other modifications thereof and shall continue to secure the Obligations of the Borrower and the other Credit Parties under any Credit Document, in each case, on and subject to the terms and conditions set forth in the Amended Credit Agreement and the Credit Documents.

Each Credit Party (other than the Borrower) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Party is not required by the terms of the Existing Credit Agreement or any other Credit Document to consent to the amendments to the Existing Credit Agreement effected pursuant to this Amendment and the Amended Credit Agreement and (ii) nothing in the Existing Credit Agreement, this Amendment, the Amended Credit Agreement or any other Credit Document shall be deemed to require the consent of such Credit Party to any future amendments to the Amended Credit Agreement.

SECTION VI.     MISCELLANEOUS

6.1 Reference to and Effect on the Existing Credit Agreement and the Other Credit Documents.

(a)    On and after the Fourth Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(b)    Except as specifically amended by this Amendment, the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)    The execution and delivery of this Amendment and the performance of this Amendment and the Amended Credit Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Existing Credit Agreement or any of the other Credit Documents.

(d)    For the avoidance of doubt, this Amendment shall constitute a Credit Document.

6.2 Certain Waivers. Borrower, Holdings and each other Credit Party hereby agrees that neither any Agent nor any Lender shall be liable under a claim of, and hereby waives any claim against the Agents and the Lenders based on, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of this Amendment and any discussions or actions taken or not taken by the Agents or the Lenders on or before the date hereof or the discussions conducted in connection therewith, or any course of action taken by the Agents or any Lender in response thereto or arising therefrom; provided, that the foregoing waiver shall not include the waiver of any claims which are based on the gross negligence or willful misconduct of any Agent or any Lender or any of their respective agents. This section shall survive the execution and delivery of this Amendment and the termination of the Amended Credit Agreement.

6.3 Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

6.4 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OB-LIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF. THE PROVISIONS OF SECTION 10.16 OF THE EXISTING CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AS IF FULLY SET FORTH HEREIN.

6.5 Counterparts. This Amendment may be executed in any number of counter-parts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment, as applicable.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.1

Each attorney signing this document under a power of attorney certifies, by the attorney’s signature, that the attorney has no notice of the revocation of the power of attorney.

BORROWER:	TRONOX PIGMENTS (NETHERLANDS) B.V.

	By:	/s/ Steven Kaye
Name: Steven Kaye
Title: Director

HOLDINGS:

SIGNED by Richard L. Muglia
as attorney for TRONOX
LIMITED ACN 153 348 111
under power of attorney dated [3/27/15 ]
in the presence of:

/s/ Steven Kaye	/s/ Richard L. Muglia
Signature of witness	Signature of attorney

Steven Kaye	Richard L. Muglia
Name	Name

GUARANTORS:

SIGNED by Richard L. Muglia
as attorney, respectively, for:
TRONOX AUSTRALIA PIGMENTS HOLDINGS PTY LIMITED
        ACN 155 120 728
TRONOX PIGMENTS AUSTRALIA HOLDINGS PTY LIMITED
        ACN 155 235 304
TRONOX PIGMENTS AUSTRALIA PTY LIMITED ACN 155 254 336
TRONOX PIGMENTS WESTERN AUSTRALIA PTY LIMITED
        ACN 155 319 430
TRONOX GLOBAL HOLDINGS PTY LIMITED ACN 154 691 826
TRONOX SANDS HOLDINGS PTY LIMITED ACN 154 709 332
TRONOX AUSTRALIA HOLDINGS PTY LIMITED ACN 155 254 274

under power of attorney dated 3/27/15
in the presence of:

/s/ Richard L. Muglia
Signature of attorney
The person signing above certifies that his/her signature is to be treated as constituting a separate signing as attorney for each party listed above respectively.

/s/ Steven Kaye	Richard L. Muglia
Signature of witness	Name

Steven Kaye	27 March 2015
Name	Date of power of attorney

SIGNED by Richard L. Muglia
as attorney for TRONOX WESTERN AUSTRALIA PTY LTD ACN 009 331 195

under power of attorney dated 27/3/15
in the presence of:

/s/ Richard L. Muglia
Signature of attorney

/s/ Steven Kaye	Richard L. Muglia
Signature of witness	Name

Steven Kaye	27 March 2015
Name	Date of power of attorney

SIGNED by Richard L. Muglia
as attorney for TRONOX WORLDWIDE PTY LIMITED ACN 158 561 061 under power of attorney dated 27/3/15

in the presence of:

/s/ Richard L. Muglia
Signature of attorney

/s/ Steven Kaye	Richard L. Muglia
Signature of witness	Name

Steven Kaye	27 March 2015
Name	Date of power of attorney

SIGNED by Richard Muglia
as attorney, respectively, for:
TRONOX HOLDINGS (AUSTRALIA) PTY LTD ACN 90 071 040 750
TRONOX INVESTMENTS (AUSTRALIA) PTY LTD ACN 53 071 040 152
TRONOX AUSTRALIA PTY LTD ACN 28 009 084 851
TICOR FINANCE (A.C.T.) PTY LTD
        ACN 58 008 659 363
TICOR RESOURCES PTY LTD
        ACN 27 002 376 847
TIO2 CORPORATION PTY LTD
        ACN 50 009 124 181
TIFIC PTY. LTD. ACN 69 009 123 451
YALGOO MINERALS PTY. LTD.
        ACN 21 008 948 383
TRONOX MINERAL SALES PTY LTD ACN 40 009 344 094
SENBAR HOLDINGS PTY LTD
        ACN 86 009 313 062
SYNTHETIC RUTILE HOLDINGS PTY LTD ACN 38 009 312 047
PIGMENT HOLDINGS PTY LTD
        ACN 53 009 312 994
TRONOX MANAGEMENT PTY LTD
        ACN 59 009 343 364
under power of attorney dated 27/3/15
in the presence of:

/s/ Richard L. Muglia
Signature of attorney
The person signing above certifies that his/her signature is to be treated as constituting a separate signing as attorney for each party listed above respectively.

/s/ Steven Kaye	Richard L. Muglia
Signature of witness	Name

Steven Kaye	27 March 2015
Name	Date of power of attorney

TRONOX INCORPORATED
TRONOX LLC
TRONOX PIGMENTS LTD.
TRONOX US HOLDINGS INC.
TRONOX FINANCE LLC
TRONOX PIGMENTS LLC

By:	/s/ Timothy C. Carlson
Name: Timothy C. Carlson
Title: VP, CFO

TRONOX AKALI CORPORATION
TRONOX AKALI WYOMING CORPORATION
TRONOX SPECIALTY AKALI LLC

By:	/s/ Timothy C. Carlson
Name: Timothy C. Carlson
Title: EVP

TRONOX HOLDINGS COÖPERATIEF U.A.

By:	/s/ Steven Kaye
Name: Steven Kaye
Title: Director

By:	/s/ Anthony Orrell
Name: Anthony Orrell
Title: Director

TRONOX HOLDINGS EUROPE C.V.

By:	/s/ Richard L. Muglia
Name: Richard L. Muglia
Title: Director

TRONOX PIGMENTS (HOLLAND) B.V.

By:	/s/ Steven Kaye
Name: Steven Kaye
Title: Director

TRONOX INTERNATIONAL FINANCE LLP

By:	/s/ Richard L. Muglia
Name: Richard L. Muglia
Title: Director

TRONOX UK HOLDINGS LIMITED

By:	/s/ Timothy C. Carlson
Name: Timothy C. Carlson
Title: Director

TRONOX UK LIMITED

By:	/s/ Timothy C. Carlson
Name: Timothy C. Carlson
Title: Director

TRONOX INTERNATIONAL HOLDINGS GmbH

By:	/s/ Timothy C. Carlson
Name: Timothy C. Carlson
Title: Director

TRONOX FINANCE GmbH

By:	/s/ Steven Kaye
Name: Steven Kaye
Title: Director

TRONOX PIGMENTS LTD.

By:	/s/ Timothy C. Carlson
Name: Timothy C. Carlson
Title: VP, CFO

ADMINISTRATIVE AGENT:

GOLDMAN SACHS BANK USA,
as Administrative Agent

By:	/s/ Douglas Tansey
Douglas Tansey
Authorized Signatory